BLACKROCK FUNDSSM

                     MONEY MARKET PORTFOLIOS/SERVICE CLASS
                SUPPLEMENT TO PROSPECTUS DATED JANUARY 28, 2002


BLACKROCK VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO
ANNUAL FUND OPERATING EXPENSES

Effective April 1, 2002, BlackRock has voluntarily agreed to reimburse the fund such that shareholder service fees are 0.00% and shareholder processing fees do not exceed 0.10% of average daily net assets. BlackRock may terminate all or part of this reimbursement at any time.

This Supplement is dated March 7, 2002.